Supplement dated August 1, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011 and July 20, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

In the section for Morgan Stanley Investment Management, Inc. (on pages 100-101), make the following changes.

On or about August 15, 2011, delete references to Henry McVey.

Add the following (information as of June 24, 2011)

to page 100:
Other Accounts Managed
Total Assets
of the
Accounts
			Number of	that
			Accounts	base the
		Total Assets	that base	Advisory
	Total	in the	the Advisory	Fee on
	Number	Accounts	Fee on	Performance
	of Accounts	(in millions)	Performance	(in millions)
Cyril Moulle-Berteaux: Asset Allocation
Account
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

and to page 101:

Ownership of Securities
	PVC Accounts Managed by Portfolio Manager		Dollar Range of Securities
Portfolio Manager	(list each account on its own line)		Owned by the Portfolio Manager
Cyril Moulle-Berteaux	Asset Allocation Account		None